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                                                                      Exhibit 24


                         DIRECTOR OF PURINA MILLS, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Purina Mills, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Brad J. Kerbs and Darrell D. Swank, and each of them, as his true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration for sale of common stock, $0.01 par value per share, of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys-in-fact and any such substitute.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.


Executed as of this 3rd day of August, 2000.


/s/ Craig Scott Bartlett, Jr.               /s/ Brad J. Kerbs
_______________________________             __________________________________
Craig Scott Bartlett, Jr.                   Brad J. Kerbs
Director                                    Director


/s/ Robert Cummings, Jr.
_______________________________
Robert Cummings, Jr.
Director


/s/ James Gaffney
_______________________________
James Gaffney
Director


/s/ Robert A. Hamwee
_______________________________
Robert A. Hamwee
Director